UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
April 26, 2024

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-264255-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-264255-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-264255
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3095 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement

On April 26, 2024, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and U.S. Bank National Association (“U.S. Bank”), as indenture trustee (the “Indenture Trustee”), entered into each of the Supplemental Indenture No. 8 to the Master Indenture (the “Supplemental Indenture”) and the Second Amendment to Series 2023-A Indenture Supplement (the “Series 2023-A Amendment”). The Supplemental Indenture (x) updated requirements for trust accounts maintained for the benefit of the Issuer’s noteholders and (y) reflected the inclusion in Collections of amounts received in respect of merchant fees and discounts (the “Merchant Fee Inclusion”). The Series 2023-A Amendment reflected the Merchant Fee Inclusion and the allocation of such included amounts to Series 2023-A. Copies of the Supplemental Indenture and the Series 2023-A Amendment are filed with this Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively.

On April 26, 2024, WFN Credit Company, LLC, as transferor (the “Transferor”), Comenity Bank (“Comenity”), as servicer (the “Servicer”), and U.S. Bank, as trustee (the “Trustee”), entered into the Thirteenth Amendment to Second Amended and Restated Pooling and Servicing Agreement (the “PSA Amendment”). The PSA Amendment (x) effected updated requirements for trust accounts maintained for the benefit of the Issuer’s noteholders and (y) reflected the Merchant Fee Inclusion. A copy of the PSA Amendment is filed with this Form 8-K as Exhibit 4.3.

On April 26, 2024, Comenity, as RPA Seller and the Transferor, as purchaser, entered into the Fifth Amendment to Receivables Purchase Agreement (the “RPA Amendment”). The RPA Amendment reflected the Merchant Fee Inclusion. A copy of the RPA Amendment is filed with this Form 8-K as Exhibit 4.4.

On April 26, 2024, the Transferor, the Servicer and the Issuer entered into the Eleventh Amendment to Transfer and Servicing Agreement (the “TSA Amendment”). The TSA Amendment reflected the Merchant Fee Inclusion. A copy of the TSA Amendment is filed with this Form 8-K as Exhibit 4.5.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Supplemental Indenture No. 8, dated as of April 26, 2024.

Exhibit 4.2	Second Amendment to Series 2023-A Indenture Supplement, dated as of April 26, 2024.

Exhibit 4.3	Thirteenth Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of April 26, 2024.

Exhibit 4.4	Fifth Amendment to Receivables Purchase Agreement, dated as of April 26, 2024.

Exhibit 4.5	Eleventh Amendment to Transfer and Servicing Agreement, dated as of April 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

Dated: April 30, 2024